                                                                       Exhibit 4
                                                                       ---------
                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE

          NUMBER                                           SHARES
         [SWBD  ]                                          [    ]

   THIS CERTIFICATE IS TRANSFERABLE                   CUSIP  871045 10 0
   IN BOSTON, MA OR NEW YORK, NY
                                                        SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                      [Logo of Switchboard Incorporated]

THIS CERTIFIES THAT

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

Switchboard Incorporated transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, to which the holder hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    IN WITNESS WHEREOF, Switchboard Incorporated has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:
                       [SEAL OF Switchboard Incorporated]

/s/  John P. Jewett                                  /s/ William P. Ferry

TREASURER                                            CHAIRMAN OF THE
                                                     BOARD OF DIRECTORS

COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY, N.A.
                                                    TRANSFER AGENT
                                                    AND REGISTRAR

BY

     AUTHORIZED SIGNATURE

                            SWITCHBOARD INCORPORATED

The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder upon written request a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                               UNIF GIFT MIN ACT- ________ Custodian ________
TEN ENT  - as tenants by the entireties                                          (Cust)              (Minor)
JT TEN   - as joint tenants with right of survivorship        under Uniform Gifts to Minors
           and not as tenants in common                       Act________________________
COM PROP - as community property                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received ________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[_________________________________________]___________________________________

______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________  Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________

______________________________________________________________________  Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________________

                       __________________________________________________

                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranted:

_____________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.